STRATTON
MONTHLY
DIVIDEND
SHARES, INC.

------------------------------------------------------------------------







[SMDS LOGO APPEARS HERE]

------------------------------------------------------------------------

         ANNUAL REPORT
        JANUARY 31, 1996

                        FUND HIGHLIGHTS

                                    January 31,     October 31,
                                        1996           1995
                                    -----------     -----------

    Total Net Assets............ $  129,267,486  $  126,441,836
    Net Asset Value Per Share... $        27.40  $        26.26
    Shares Outstanding..........      4,718,067       4,815,721
    Number of Shareholders......          7,477           7,822
    Average Size Account........ $       17,289  $       16,165

--------------------------------------------------------------------

Portfolio Changes For the Quarter Ended January 31, 1996

Major Purchases                        Major Sales

Crown American Realty Trust            American Health Properties, Inc./(2)/
Eastern Utilities Associates/(1)/      Central & South West Corp./(2)/
Health & Retirement Properties         New York State Electric & Gas Corp./(2)/
  Trust/(1)/
U.S. West Communications               Oklahoma Gas & Electric Co.
  Group Delaware/(1)/
WPL Holdings, Inc.

/(1)/ New Holdings                     /(2)/ Eliminations



Ten Largest Holdings January 31, 1996

                                             Market     Percent
                                              Value      of TNA
                                           -----------  --------
CINergy Corp.............................   $6,847,500      5.3%
Delmarva Power & Light Co................    6,787,500      5.3
WPL Holdings, Inc........................    6,678,000      5.2
U.S. West Communications Group Delaware..    6,673,750      5.2
Health Care REIT, Inc....................    6,467,075      5.0
Eastern Utilities Associates.............    5,937,500      4.6
Pacific Telesis Group....................    5,900,000      4.6
Boston Edison Co.........................    5,875,000      4.5
Rochester Gas & Electric Corp............    5,750,000      4.4
Central Hudson Gas & Electric Corp.......    5,745,675      4.4
                                            ----------     -----
                                          $ 62,662,000     48.5%
                                          ============     =====

DEAR SHAREHOLDER:

THE ECONOMY
We continue to believe that the economy will exhibit a very modest growth rate through the next several quarters. What a difference one year makes. The fourth quarter of 1994 showed a very strong real GDP growth of 4.6%. The fourth quarter of 1995 showed barely any growth at all. A number of sectors are actually down, especially retail trade and autos. Price competition is growing in consumer products such as PC's and industrial materials such as paper and plastics. There seem to be a number of offsetting trends in the U. S. economy. The continued budget battle taking place in Washington has drained investor and consumer confidence and created additional uncertainties that are translated into deferred purchasing decisions.

The world economy looks equally fragile with a pronounced slowdown in Europe, especially Germany and an inability for Japan to stimulate its economy out of a three year recession. These two powerhouses of foreign economic growth are limping along as well. In this environment, worldwide inflation does not look like a serious threat. In fact, most industrial commodity prices are heading downward. The concern of most governments is stimulating growth rather than protecting against inflation.

MONETARY POLICY
The year 1995 was a transition year. The last increase in Federal Reserve interest rates took place in February of 1995 followed by five months of neutral policy. Starting in July, the Federal Reserve began a campaign of lowering interest rates in 1/4% increments. A second reduction took place in November and most recently, a third reduction in January of 1996. We believe that further reductions are necessary and will take place before the economy is effectively stimulated. This is a presidential election year and the Fed will probably err on the side of monetary ease during this period.

The positive effects of interest rate reductions are felt first and foremost in the bond and equity markets. There is a substantial lag effect before they are translated into increases in consumer confidence and consumer spending power. We believe that the amount of interest rate reductions to date is not significant enough to propel the economy upward. We still have a very flat yield curve, which means short-term interest rates are too high in relation to their historical patterns and in relation to long-term interest rates.

ELECTRIC UTILITY INDUSTRY
The electric utility industry has progressed significantly during 1995. There have been a number of key mergers and consolidations within the industry. One prominent utility analyst believes that there will be fifty companies serving the electric utility industry by the year 2000, down from 150 today. These mergers will be among geographically adjacent companies and will be generally friendly acquisitions.

Electric utilities are facing intensified price competition, but they appear to be absorbing this competition in a positive fashion. Many of the companies have accelerated a process of downsizing their personnel and reducing operating costs across the board. Some are still hindered by commitments made to high cost power generation during the 1980s. These commitments are either to nuclear power plants that are uneconomic on a fully costed basis or to purchase power contracts from third party non-utility generators. Regulatory authorities are caught in a bind. The utilities would like to abrogate some of these contracts, write-off some of the unusual capital costs and recover some of those costs from the rate payers. To the extent that competition means lower cost of power for large industrial users, the offset is higher cost of power for the small retail users. However, retail users are the voters who help to determine who is on a utility commission. The cost cannot be shifted from industrial to retail and so they must be eliminated out of the system. Continued significant employment reduction is one way of doing that. Mergers and consolidations permit very substantial savings of scale, primarily through work force reductions.

THE REIT INDUSTRY
The REIT industry did not have a good 1995 as measured by stock market total return performance. It lagged badly the S&P 500 and also the electric utility indices. We believe that the REIT industry offers significant value and is at historically high values when compared to all other income indexes, such as long U.S. Treasury bonds or the utility index. We have roughly 24% of our portfolio invested in REITs and they are spread among commercial, health care, and diversified properties. We own ten different companies operating in all of the regions of the United States. These managements are entrepreneurial in nature and do not have their performance hindered by regulatory commissions. Long-term we believe that the REIT industry will surpass the utility industry in performance and today it offers a great haven of value in a period of time when most stocks look very high in historical terms.

PORTFOLIO HOLDINGS
During the quarter, we added Health & Retirement Properties Trust, a nursing home REIT bringing that industry up to 23.7% of net assets. We continue to believe that REIT's will show more rapid dividend growth rate than electric utilities. Our portfolio turnover for the full year was 53.3%. Our expense ratio dropped to 0.99% including all fees.

During the fourth fiscal quarter ended January 31, 1996, the Fund's net assets rose to $129,267,486 and the net asset value per share rose to $27.40. The average size of an account rose to $17,289. Total return performance is shown in graphs and tables on pages 6 through 8. We call your attention to the 15 year annualized total return performance of 12.11%. Your management and your board of directors continue to be committed to building shareholder value. We thank you for your continued support. If you have questions regarding our Fund, please feel free to call the Director of Shareholder Services, John Grieco at 1-800-634-5726.

                               Sincerely yours,



      James W. Stratton                           Gerard E. Heffernan
           Chairman                                    President

March 7, 1996

NOTE: If dividend income and capital gains distributions were taken in cash, the results would be as shown above under "value of original shares."

Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


[GRAPH APPEARS HERE]
ILLUSTRATION OF AN ASSUMED $10,000 INVESTMENT
  IN STRATTON MONTHLY DIVIDEND SHARES, INC.
(With all Dividend Income and Capital Gains Distribution Reinvested)

                            ------------------------------------------------------------------------------------------------------
        Initial Investment           $9,113  9,354   10,808  10,667   11,795  14,604   16,320   13,181   12,824   12,861   12,084


     Reinvested Inc. Divs.           $  583  1,641    3,107   4,379    6,627  10,328   13,744   13,041   15,044   17,513   19,388


     Reinvested Cap. Gains

             Distributions          $  --     --       --      --       --      --        503    1,043    1,015    1,018      956
                            ------------------------------------------------------------------------------------------------------

               Total Value          $ 9,696 10,995   13,915  15,046   18,422  24,932   30,567   27,265   28,883   31,392   32,428
                            ======================================================================================================
     If Divs. and Distrbs.
      We're taken in Cash:
          $ Amt. Div. Inc.          $   593    924      882   1,013    1,076   1,139    1,197    1,081    1,092    1,076    1,155

$ Amt. Cap. Gains Distrib.          $  --     --       --      --       --      --        263      341     --       --       --
                            ------------------------------------------------------------------------------------------------------

                            -------------------------------------------------

        Initial Investment           14,609 15,701   15,060  13,039   14,383


     Reinvested Inc. Divs.           26,570 31,818   33,590  32,499   39,890


     Reinvested Cap. Gains

             Distributions            1,156  1,242    1,192   1,032    1,138
                            ------------------------------------------------


               Total Value           42,335 48,761   49,842  46,570   55,411
                            ================================================

     If Divs. and Distrbs.
      We're taken in Cash:            1,024  1,018    1,024   1,008    1,008  * 16,310 TOTAL DIV. INC.
          $ Amt. Div. Inc.             --     --       --      --       --    *    604 TOTAL CAP. GAINS
                            -------------------------------------------------

                            PERFORMANCE COMPARISONS
  (Price Appreciation Plus Dividends & Capital Gains Distributions Reinvested)

      Period Ended              Average Annual             Aggregate
        12/31/95                 Total Return            Total Return
      ------------              --------------           ------------
         1 year                    + 23.45%                +  23.45%
         5 year                    + 11.52                 +  72.48
        10 year                    +  8.72                 + 130.80
        15 year                    + 12.11                 + 455.72

----------------------------------------------------------------------------------------------------------------------
                                  Stratton Monthly Dividend Shares                Total Investment Return
      Period                               Per Share Data                   Dividends & Capital Gains Reinvested
----------------------------------------------------------------------------------------------------------------------
    Year Ended              Net Asset       Income        Capital Gains       Capital       Income        Total
    December 31              Value        Dividends      Distributions       Return        Return        Return
----------------------------------------------------------------------------------------------------------------------
  5/31/80 (inception)       $19.05             -                -                   -            -              -
----------------------------------------------------------------------------------------------------------------------
       1980                  17.76          $0.985              -            -     6.8%    +     5.2%    -     1.6%
----------------------------------------------------------------------------------------------------------------------
       1981                  18.21           1.755              -            +     2.5     +    10.8     +    13.3
----------------------------------------------------------------------------------------------------------------------
       1982                  20.06           1.67               -            +    10.2     +    10.5     +    20.7
----------------------------------------------------------------------------------------------------------------------
       1983                  20.49           1.92               -            +     2.1     +     9.8     +    11.9
----------------------------------------------------------------------------------------------------------------------
       1984                  22.42           2.04               -            +     9.4     +    11.8     +    21.2
----------------------------------------------------------------------------------------------------------------------
       1985                  26.62           2.16               -            +    18.7     +    11.2     +    29.9
----------------------------------------------------------------------------------------------------------------------
       1986                  29.21           2.28             $0.50          +     9.7     +    10.8     +    20.5
----------------------------------------------------------------------------------------------------------------------
       1987                  23.44           2.09              0.65          -    19.8     +     8.4     -    11.4
----------------------------------------------------------------------------------------------------------------------
       1988                  23.63           2.08               -            +     0.8     +     9.0     +     9.8
----------------------------------------------------------------------------------------------------------------------
       1989                  25.88           2.05               -            +     9.5     +     9.3     +    18.8
----------------------------------------------------------------------------------------------------------------------
       1990                  22.66           2.20               -            -    12.4     +     8.6     -     3.8
----------------------------------------------------------------------------------------------------------------------
       1991                  28.31           1.95               -            +    24.9     +    10.2     +    35.1
----------------------------------------------------------------------------------------------------------------------
       1992                  29.16           1.94               -            +     3.0     +     7.4     +    10.4
----------------------------------------------------------------------------------------------------------------------
       1993                  29.17           1.95               -                   -      +     6.6     +     6.6
----------------------------------------------------------------------------------------------------------------------
       1994                  23.78           1.92               -            -    18.5     +     6.4     -    12.1
----------------------------------------------------------------------------------------------------------------------
       1995                  27.19           1.92               -            +    14.3     +     9.1     +    23.4
----------------------------------------------------------------------------------------------------------------------

The average annual total return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and taking the root of the quotient equal to the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

The aggregate total return is computed by determining the aggregate compounded rate of return during specified periods that likewise equates the initial amount invested to the ending redeemable value of such investment.

All dividends and capital gains distributions have been reinvested on the reinvestment dates during the period. There are no sales charges, 12b-1, or redemption fees of any kind in Stratton Monthly Dividend Shares, Inc. Performance quotations represent past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      STRATTON MONTHLY DIVIDEND SHARES AND THE DOW JONES UTILITY INDEX*
                  TEN YEAR PERFORMANCE (01/31/86 - 01/31/96)

           [GRAPH OF STRATTON MONTHLY DIVIDEND SHARES APPEARS HERE]

         Average Annual Total Return
         1 Year     5 Year    10 Year
         18.99%     11.31%     8.31%


      SMDS       DOW JONES
                 UTILITIES
1986    $10,000     $10,000
1987    $12,260     $13,722
1988    $10,936     $12,569
1989    $11,585     $13,754
1990    $12,591     $17,305
1991    $13,007     $17,116
1992    $16,980     $18,323
1993    $19,558     $20,997
1994    $19,992     $22,146
1995    $18,679     $20,273
1996    $22,225     $25,814

              *THE DOW JONES UTILITY INDEX IS AN UNMANAGED INDEX

               DISCUSSION OF INVESTMENT PROCESS AND PERFORMANCE

Stratton Monthly Dividend Shares' objective is to seek a high rate of return from dividend and interest income on its investments in common stocks and securities convertible into common stocks. The Fund will invest at least 80% of its assets in equity securities. The Fund must invest at least 25% of its assets in securities of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services. The Fund may invest in Real Estate Investment Trusts.

From an overall equity universe of more than 2,500 companies, Stratton Management through computer techniques screens down to about 100 companies by selecting stocks which possess a dividend yield of at least 6%. Our second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage. The portfolio contains approximately thirty to forty companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of Stratton Monthly Dividend Shares is made by James W. Stratton, who has served as portfolio manager for fifteen years. In his absence a back-up portfolio manager, Gerard E. Heffernan serves.

The volatility of the portfolio as measured by the Beta of the stocks is considerably below average when compared to other stock mutual funds. By combining high dividend yields and lower than average price volatility, the Fund tries to produce good relative performance in up markets and superior relative performance in down markets.

The Fund is likely to experience superior relative performance in periods that accompany declining interest rates. The Fund is likely to be affected negatively in performance in periods of rising interest rates. Conditions relating to the Fund's performance over the past twelve months and our outlook for the next twelve months, are presented in the President's letter on pages 4 and 5.

                       STRATTON MONTHLY DIVIDEND SHARES
                            (Questions and Answers)


What is the Fund's goal and investment strategy?

SMDS seeks to provide a high level of current monthly income and to offer the potential for long-term capital appreciation. In order to achieve these goals, the Fund invests substantially all of its assets in high income-producing U.S. equity securities. The Fund normally remains fully invested at all times and
------
its annual portfolio turnover rate ranges from 20% to 50%.


Who should invest?

SMDS is intended for the income-oriented stock investor. The Fund may be particularly helpful to "retired individuals" needing a steady stream of income to meet living expenses and also wanting moderate long-term growth to help offset inflation.


How diversified is the portfolio of the Fund?

The portfolio normally holds between 30 to 40 investment positions comprised of the following types of securities:

      Utility Stocks - At least 25% of the Fund's portfolio will be invested in
      --------------
      equity securities of public utility companies. In the past, the generally durable and gradually rising dividends of electric utility stocks have played a major role in helping SMDS achieve its high income objective. However, past performance is no guarantee of future results.

      High Dividend Common Stocks - In order to broaden portfolio
      ---------------------------
      diversification, the Fund will attempt to invest in high dividend paying stocks outside of the utility industry. In the past, higher yielding equity REITs (Real Estate Investment Trusts) have comprised the most significant portion of the non-utility investments.

      Convertible Securities - Portfolio and industry diversification are
      ----------------------
      broadened further with convertible preferred stocks and convertible bonds. Convertible securities offer higher yields than their issuer's underlying common stock but still have similar growth potential.


What has been the average "income return" of the Fund?

SMDS' primary investment goal is to produce an attractive current income return regardless of the changes occurring in the financial markets. Since inception, the Fund has consistently produced positive annual income returns ranging from
                                   --------
5.2% to 11.8%.  Of course, past performance is no guarantee of future results.

What has been the "capital return" pattern of the Fund?

The Fund's share price is generally linked to the movement of utility stocks, which like bonds, are most sensitive to changes in interest rates. Not surprisingly, SMDS has experienced its highest capital returns during periods of declining interest rates. Conversely, during periods of rising interest rates the Fund's shares have been vulnerable to price declines.


How volatile is the Fund?

SMDS is considered to be a relatively "low-risk" investment by many independent mutual fund rating services because in the past its relative share price volatility has been well below that of the general stock market (S&P 500). In addition, the conservative nature of its security holdings and yield-based investment process should help reduce capital depreciation during broad stock market declines. The Fund's portfolio "beta" (a measure of relative volatility) is among the lowest among stock mutual funds.


Who is the Fund's Investment Advisor?

Stratton Management Company in Plymouth Meeting, Pennsylvania has been the Investment Advisor to the Fund since 1980. James W. Stratton, the chief investment officer, is a nationally recognized proponent of yield-based investing with over 30 years of investment management experience. Mr. Stratton holds a B.S. in Geophysics from Penn State University and an M.B.A. from The Harvard Business School.


What is the best approach for investing in SMDS?

Ideally, SMDS should be part of a soundly balanced investment program that includes stock, bond and money market investments. Instead of attempting to "time" the market, we recommend a long-term dollar-cost-averaging approach.
                                            ---------------------
Dollar-cost-averaging requires a continuous investment in securities regardless of fluctuating price levels. Although this strategy does not assure a profit or protect against losses in a declining market, it can help lower the average cost of your shares. This can increase your return if the stock price moves higher.
                 -------------------------------------------------------------
For dollar-cost-averaging to be successful, investors must have the financial ability to continue making purchases over an extended market cycle. In addition, one must be temperamentally well suited for investing during periods of declining share prices.


What are the advantages of reinvesting dividends?

Having the Fund's monthly dividends automatically reinvested enables you to purchase additional shares at regular intervals, similar to dollar-cost-averaging. Monthly dividend reinvestment helps systematically accumulate shares and may improve the wealth building affects of a continuous investment strategy.


SCHEDULE OF INVESTMENTS                                            JANUARY 31, 1996

                                                                          Market
Number of                                                                 Value
 Shares                             Security                             (Note 1)
---------                           --------                          --------------
                 COMMON STOCKS - 90.0%

                 Real Estate Commercial - 8.2%

  380,000        Crown American Realty Trust ....................   $     2,945,000
  165,000        Excel Realty Trust, Inc. .......................         3,444,375
  166,000        IRT Property Co. ...............................         1,577,000
  324,000        Mid-America Realty Investments, Inc. ...........         2,632,500
                                                                      --------------
                                                                         10,598,875
                                                                      --------------
                 Real Estate Diversified - 5.6%

   30,000        Associated Estates Realty Corp. ................           648,750
  225,000        Colonial Properties Trust ......................         5,540,625
   50,000        EastGroup Properties, SBI ......................         1,081,250
                                                                      --------------
                                                                          7,270,625
                                                                      --------------
                 Real Estate Health Care - 9.9%

   50,000        Health & Retirement Properties Trust ...........           837,500
  309,800        Health Care REIT, Inc. .........................         6,467,075
  163,400        National Health Investors, Inc. ................         5,433,050
                                                                      --------------
                                                                         12,737,625
                                                                      --------------
                 Telecommunications - 9.7%

  200,000        Pacific Telesis Group ..........................         5,900,000
  190,000        U. S. West Communications Group Delaware .......         6,673,750
                                                                      --------------
                                                                         12,573,750
                                                                      --------------
                 Utilities - 56.6%

  200,000        Boston Edison Co. ..............................         5,875,000
  184,600        Central Hudson Gas & Electric Corp. ............         5,745,675
  220,000        CINergy Corp. ..................................         6,847,500
  300,000        Delmarva Power & Light Co. .....................         6,787,500
  250,000        Eastern Utilities Associates ...................         5,937,500
  100,000        General Public Utilities Corp. .................         3,400,000
  250,000        Nevada Power Co. ...............................         5,437,500
  175,000        Northeast Utilities ............................         4,134,375
   50,000        Oklahoma Gas & Electric Co. ....................         2,100,000
  150,000        Orange & Rockland Utilities, Inc. ..............         5,250,000
  100,000        Public Service Co. of Colorado .................         3,600,000
  225,000        Puget Sound Power & Light Co. ..................         5,625,000
  250,000        Rochester Gas & Electric Corp. .................         5,750,000
  212,000        WPL Holdings, Inc. .............................         6,678,000
                                                                      --------------
                                                                         73,168,050
                                                                      --------------

                 Total Common Stocks (cost $111,029,295) ........       116,348,925
                                                                      --------------

                See accompanying notes to financial statements.


SCHEDULE OF INVESTMENTS                                                                     JANUARY 31, 1996

                                                                                                   Market
Number of                                                                                          Value
 Shares                                         Security                                          (Note 1)
---------                                       -------                                        --------------
                 PREFERRED STOCKS - 1.2%

   100,000       Psychiatric Group Preferred Depositary Shares ............................  $     1,500,000
                   (each depositary share represents 1/10th of a share of                      --------------
                   American Health Properties Psychiatric Group Pfd. Stock)


                 Total Preferred Stocks (cost $1,777,330) .................................        1,500,000
                                                                                               --------------
   Principal
    Amount
----------------
                 CONVERTIBLE DEBENTURES - 4.9%

$  500,000       Dorchester Gas Corp. 8.50% Cv. Sub. Debs. 12/01/05 *......................          476,180
$2,659,000       Interstate/Johnson Lane, Inc. 7.75% Cv. Sub. Debs. 03/31/11 ..............        2,446,280
$1,000,000       Liberty Property Ltd. 8.00% Cv. Sub. Debs. 07/01/01 ......................        1,103,750
$2,500,000       Mid-Atlantic Realty Trust 7.625% Cv. Sub. Debs. 09/15/03 .................        2,303,125
                                                                                               --------------
                 Total Convertible Debentures (cost $6,332,732) ...........................        6,329,335
                                                                                               --------------
                 SHORT-TERM NOTES - 2.1%

$  900,000       Associates Corp. of North America 5.75% due 02/01/96 .....................          900,000
$  900,000       Associates Corp. of North America 5.60% due 02/02/96 .....................          900,000
$  900,000       Associates Corp. of North America 5.35% due 02/05/96 .....................          900,000
                                                                                               --------------
                 Total Short-Term Notes (cost $2,700,000) .................................        2,700,000
                                                                                               --------------

                 Total Investments - 98.2% (cost $121,839,357)**...........................      126,878,260

                 Cash and other assets, less liabilities - 1.8% ...........................        2,389,226
                                                                                               --------------
                 NET ASSETS - 100.0% ......................................................  $   129,267,486
                                                                                               ==============

*  Fair value as determined by the Board of Directors.

** Aggregate cost for federal income tax purposes is $121,839,357; and net unrealized appreciation is as follows:

                 Gross unrealized appreciation.............................................  $     9,261,239
                 Gross unrealized depreciation.............................................       (4,222,336)
                                                                                               --------------
                   Net unrealized appreciation.............................................  $     5,038,903
                                                                                               ==============

                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               January 31, 1996



ASSETS
 Investments in securities at market value (identified cost $121,839,357) (Note 1)...........  $ 126,878,260
 Cash .......................................................................................        824,150
 Dividends receivable........................................................................      1,409,701
 Interest receivable.........................................................................        157,041
 Receivable for capital stock sold...........................................................        145,163
                                                                                               -------------
   Total Assets..............................................................................    129,414,315
                                                                                               -------------
LIABILITIES
 Accrued expenses...........................................................................          48,097
 Payable for investment securities purchased................................................          40,615
 Payable for capital stock redeemed.........................................................          58,117
                                                                                               -------------
   Total Liabilities........................................................................         146,829
                                                                                               -------------
NET ASSETS
 Applicable to 4,718,067 shares; $1.00 par value; 10,000,000 shares authorized..............   $ 129,267,486
                                                                                               =============
 Net asset value, offering and redemption price per share
   ($129,267,486/4,718,067 shares)..........................................................   $       27.40
                                                                                               =============
SOURCE OF NET ASSETS
 Paid-in capital............................................................................   $ 142,084,637
 Accumulated net realized loss on investments...............................................     (17,856,054)
 Net unrealized appreciation of investments.................................................       5,038,903
                                                                                               -------------
   Net Assets...............................................................................   $ 129,267,486
                                                                                               =============
============================================================================================================

                            STATEMENT OF OPERATIONS
                          Year Ended January 31, 1996


INCOME
 Dividends..................................................................................   $   9,890,053
 Interest...................................................................................       1,008,716
                                                                                                ------------
   Total Income.............................................................................      10,898,769
                                                                                                ------------
EXPENSES
 Advisory fees (Note 2).....................................................................         794,629
 Shareholder services fees (Note 2).........................................................         228,235
 Custodian fees (Note 2)....................................................................          43,709
 Printing and postage fees..................................................................          36,804
 Registration fees ((Note 2)................................................................          35,091
 Directors' fees............................................................................          32,155
 Administrative services fees (Note 2)......................................................          30,000
 Accounting/Pricing services fees (Note 2)..................................................          26,000
 Miscellaneous fees.........................................................................          24,098
 Legal fees.................................................................................          18,909
 Audit fees.................................................................................          18,805
                                                                                                ------------
   Total Expenses...........................................................................       1,288,435
                                                                                                ------------
     Net Investment Income..................................................................       9,610,334
                                                                                                ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments...........................................................       2,695,575
 Net increase in unrealized appreciation of investments.....................................       9,893,647
                                                                                                ------------
   Net gain on investments..................................................................      12,589,222
                                                                                                ------------
     Net increase in net assets resulting from operations...................................   $  22,199,556
                                                                                                ============

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS
                        For the Years Ended January 31,


                                                                                           1996                 1995
                                                                                       ------------         ------------
OPERATIONS
 Net investment income..............................................................  $   9,610,334        $  10,426,589
 Net realized gain (loss) on investments............................................      2,695,575          (17,833,712)
 Net increase (decrease) in unrealized appreciation (depreciation)
   of investments...................................................................      9,893,647           (3,842,840)
                                                                                       ------------         ------------
    Net increase (decrease) in net assets resulting from operations.................     22,199,556          (11,249,963)

DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net investment income
   ($1.89 and $1.92 per share, respectively)........................................     (9,700,521)         (10,336,402)
 Distributions in excess of net investment income
   ($.03 and $.00 per share, respectively)..........................................       (133,355)              --

CAPITAL SHARE TRANSACTIONS
 Net decreases in net assets derived from the net change
   in the number of outstanding shares (a)..........................................    (17,164,513)         (10,145,399)
                                                                                       ------------         ------------
    Total Decrease in Net Assets....................................................     (4,798,833)         (31,731,764)

NET ASSETS AT THE BEGINNING OF THE YEAR.............................................    134,066,319          165,798,083
                                                                                       ------------         ------------
NET ASSETS AT THE END OF THE YEAR
 (including undistributed net investment
   income of $0 and $90,187, respectively)..........................................  $ 129,267,486        $ 134,066,319
                                                                                       ============         ============


(a) A summary of capital share transactions follows:

                                                                           Years Ended January 31,
                                                    --------------------------------------------------------------------
                                                                 1996                                1995
                                                    ----------------------------------  --------------------------------
                                                       Shares             Value            Shares             Value
                                                    ------------     ---------------    ------------     ---------------
 Shares issued..................................        757,154     $    19,154,193       1,506,670     $    37,662,221
 Shares reinvested from
     net investment income......................        239,595           6,039,536         252,999           6,370,235
                                                    ------------     ---------------    ------------     ---------------
                                                        996,749          25,193,729       1,759,669          44,032,456
 Shares redeemed................................     (1,676,173)        (42,358,242)     (2,141,485)        (54,177,855)
                                                    ------------     ---------------    ------------     ---------------
     Net decrease...............................       (679,424)    $   (17,164,513)       (381,816)    $   (10,145,399)
                                                    ============     ===============    ============     ===============

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                                January 31, 1996

Note 1. - Significant Accounting Policies. Stratton Monthly Dividend Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's objective is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock.
It will seek its objective through investment of at least 25% of assets in public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services. Due to the inherent risk of any type of investment, however, there can be no assurance that the objective of the Fund will be achieved. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Security valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the valuation date. Securities not listed or not traded are valued at the mean of the bid and ask price. Illiquid securities and other securities for which market valuations are not available are valued by or at the direction of the Board of Directors. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value.

  B. Determination of gains or losses on sales of securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

  C. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a capital loss carryover available to offset future capital gains, if any, of approximately $17,856,000 of which $341,000 expires in 1999, $13,184,000 expires in 2003 and $4,331,000 expires in 2004.

  D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

  E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Note 2. - During the year ended January 31, 1996, the Fund paid advisory fees aggregating $794,629 to Stratton Management Company, (the "Advisor"). Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Fund and pays the salaries of the Fund's officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, the Fund pays a monthly fee to the Advisor at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement to offset a significant portion of the cost of certain administrative responsibilities delegated to Fund/Plan Services, Inc. Because of certain undertakings to comply with various state securities laws, if in any fiscal year the expenses of the Fund (excluding taxes, brokerage commissions and interest) exceed 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the remaining, the Advisor shall reimburse the Fund for such excess. Certain officers and directors of the Fund are also officers and directors of the Advisor. None of the Fund's officers receives compensation from the Fund.

The Fund's Transfer Agent, Fund/Plan Services, Inc. ("Fund/Plan"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Fund are shareholders of FinDaTex, Inc. Fund/Plan received fees of $228,235 for providing shareholder services, $30,000 for certain administrative services and $26,000 for accounting/pricing services during the year ended January 31, 1996. Pursuant to an agreement between The Bank of New York, (the "Custodian"), and Fund/Plan, the Custodian reallows a portion of its custody fee to Fund/Plan for certain services delegated to Fund/Plan. The amount is not readily determinable. Fund/Plan Broker Services, Inc. serves as the Fund's principal underwriter and receives no fees for services in assisting in sales of the Fund's shares but does receive an annual fee of $3,000 for its services in connection with the registration of the Fund's shares under state securities laws.

Note 3. - Purchases and sales of securities, excluding short-term notes, aggregated $64,986,748 and $73,396,301, respectively, for the year ended January 31, 1996.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
To the Shareholders and Board of Directors of Stratton Monthly Dividend Shares, Inc.


     We have audited the accompanying statement of assets and liabilities of Stratton Monthly Dividend Shares, Inc., including the schedule of investments, as of January 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Monthly Dividend Shares, Inc. as of January 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Philadelphia, PA
February 9, 1996                                           TAIT, WELLER & BAKER



                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                    Years Ended January 31,
                                                      ----------------------------------------------------------
                                                         1996        1995        1994        1993        1992
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year................       $24.84      $28.69      $29.91      $27.83      $23.02
                                                      ----------  ----------  ----------  ----------  ----------
  Income From Investment Operations
  ---------------------------------
  Net investment income...........................         1.88        1.94        1.87        1.94        1.97
  Net gains (loss) on securities
    (both realized and unrealized)................         2.60       (3.87)      (1.14)       2.08        4.79
                                                      ----------  ----------  ----------  ----------  ----------
      Total from investment operations............         4.48       (1.93)       0.73        4.02        6.76
                                                      ----------  ----------  ----------  ----------  ----------
  Less Distributions
  ------------------
  Dividends (from net investment
    income).......................................        (1.89)      (1.92)      (1.94)      (1.94)      (1.95)
  Distributions (in excess of net
    investment income)............................        (0.03)       0.00       (0.01)       0.00        0.00
                                                      ----------  ----------  ----------  ----------  ----------
      Total distributions.........................        (1.92)      (1.92)      (1.95)      (1.94)      (1.95)
                                                      ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year......................       $27.40      $24.84      $28.69      $29.91      $27.83
                                                      ==========  ==========  ==========  ==========  ==========
Total Return......................................       18.98%      -6.57%       2.22%      15.18%      30.55%

Ratios/Supplemental Data
------------------------
  Net assets, end of year (in 000's)..............     $129,267    $134,066    $165,798     $98,227     $45,566
  Ratio of expenses to average
    net assets....................................        0.99%       1.08%       0.99%       1.10%       1.23%
  Ratio of net investment
    income to average net assets..................        7.42%       7.71%       6.12%       6.74%       7.63%
  Portfolio turnover rate.........................       53.30%      39.50%      19.15%      35.94%      43.55%

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                            SHAREHOLDER INFORMATION


Minimum Investment
------------------
The minimum amount for the initial purchase of shares of Stratton Monthly Dividend Shares is $2,000. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange
------------------
Shares of Stratton Monthly Dividend Shares may be exchanged by telephone for shares of the other funds managed by Stratton Management Company, Stratton Growth Fund, Inc. or Stratton Small-Cap Yield Fund, if a special authorization form has been completed and is on file with the Transfer Agent in advance. Exchanges will only be permitted when the securities of both funds involved are registered in the state of the investor's residence. Stratton Monthly Dividend Shares reserves the right to suspend the exchange privilege at any time. A Prospectus of Stratton Growth Fund or Stratton Small-Cap Yield Fund should be obtained and read prior to making any such exchange.

Income Dividend and Capital Gains Distributions
-----------------------------------------------
Stratton Monthly Dividend Shares expects to make monthly distributions of all net investment income, and an annual distribution of any net realized capital gains.

Systematic Withdrawal Plan
--------------------------
Investors who either own or purchase shares of Stratton Monthly Dividend Shares having a value of $10,000 or more may elect as another option to withdraw funds on a regular basis from their account on a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more.

Share Price Information
-----------------------
The daily share price of Stratton Monthly Dividend Shares can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Fund is listed under Stratton Funds as Dividend or Monthly Dividend. The Fund's stock ticker symbol is STMDX.

Retirement Plans
----------------
Stratton Monthly Dividend Shares' IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans are available at no minimum investment.

General Information on SMDS
---------------------------
Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Fund's "Distributor":

FUND/PLAN BROKER SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephone: 800-634-5726


Existing Shareholder Account Services
-------------------------------------
Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should continue to call or write our "Transfer Agent and Dividend Paying Agent":

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580


Investment Portfolio Activities
-------------------------------
Questions regarding Stratton Monthly Dividend Shares' investment portfolio should be directed to the Fund's "Investment Advisor":

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255


Additional Purchases Only to existing accounts should be mailed to a separate
-------------------------
lock box unit:

C/O FUND/PLAN SERVICES, INC.
P.O. Box 412797, Kansas City, MO 64141-2797



  This report is authorized for distribution to shareholders and to others who have received a copy of the Prospectus of Stratton Monthly Dividend Shares, Inc.

[SMDS LOGO APPEARS HERE]
STRATTON MONTHLY
DIVIDEND SHARES, INC.





Directors

LYNNE M. CANNON
JOHN J. LOMBARD, JR.
ROSE J. RANDALL
HENRY A. RENTSCHLER
MERRITT N. RHOAD, JR.
ALEXANDER F. SMITH
RICHARD W. STEVENS
JAMES W. STRATTON


Officers

JAMES W. STRATTON
Chairman

GERARD E. HEFFERNAN
President

JOHN A. AFFLECK
JOANNE E. KUZMA
FRANK H. REICHEL, III
Vice President

PATRICIA L. SLOAN
Secretary and Treasurer

JAMES A. BEERS
CAROL L. ROYCE
Assistant Secretary
Assistant Treasurer



Investment Advisor

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255



Transfer Agent and Dividend Paying Agent

FUND/PLAN SERVICES, INC.
2 W. Elm Street, P.O. Box 874
Conshohocken, PA 19428-0874
Telephones: 610-834-3500 . 800-441-6580



Independent Accountants

TAIT, WELLER & BAKER
2 Penn Center Plaza, Suite 700
Philadelphia, PA 19102-1707